Exhibit 99.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (“Amendment”) dated as of May 27, 2015, by and among APIO, INC., a Delaware corporation (“Apio”), CAL EX TRADING COMPANY, a Delaware corporation (“Cal Ex”), GREENLINE LOGISTICS, INC., an Ohio corporation (“GLI” and together with Apio and Cal Ex, each, a “Borrower” and collectively, “Borrowers”), the other Credit Parties party hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (in such capacity, “Agent”) for the lenders (“Lenders”) from time to time party to the Credit Agreement referred to below, and Lenders.

RECITALS

A.     Borrowers, the other Credit Parties signatory thereto, Agent and Lenders are parties to the Credit Agreement dated as of April 23, 2012, as amended by the First Amendment to Credit Agreement dated as of May 17, 2013, the Second Amendment to Credit Agreement dated as of July 17, 2014, and the Third Amendment to Credit Agreement dated as of August 28, 2014 (collectively, the “Credit Agreement”), pursuant to which Lenders agreed to provide certain financial accommodations to or for the benefit of Borrowers and the other Credit Parties upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms and matters of construction defined and established in Article 11 of the Credit Agreement shall be applied herein as defined and established therein.

B.     Borrowers, Agent and Lenders would like to amend certain provisions of the Credit Agreement in accordance with the terms of the Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by Borrowers and the other Credit Parties of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, the other Credit Parties party hereto, Agent and Lenders hereby agree as follows:

1.     Ratification and Incorporation of Credit Agreement and Other Loan Documents. Except as expressly modified by this Amendment, (a) each Borrower and each other Credit Party party hereto hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Each Borrower and each other Credit Party party hereto (y) represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of the Obligations, and (z) reaffirms the granting of all Liens previously granted pursuant to the Loan Documents to secure all Obligations.

2.     Amendment of Credit Agreement.

2.1     The definitions of “Equipment Loan Collateral,” “Equipment Loan Documents” and “Equipment Loan Supplements” set forth in Section 11.1 of the Credit Agreement are hereby deleted in their entirety and the following is substituted therefor:

“Equipment Loan Collateral” means all of the equipment and related collateral described in the Equipment Loan Collateral Schedule A, the Equipment Loan Collateral Schedule B, the Equipment Loan Collateral Schedule C and in any Collateral Schedule delivered in connection with any Equipment Loan Supplement.

“Equipment Loan Documents” means and includes the Equipment Loan Collateral Schedule A, the Equipment Loan Collateral Schedule B, the Equipment Loan Collateral Schedule C, each Master Security Agreement by and between GE Capital (or any of its Affiliates) and Apio which is incorporated by reference into the Equipment Loan Collateral Schedule A, the Equipment Loan Collateral Schedule B, the Equipment Loan Collateral Schedule C, the Equipment Loan Note A, the Equipment Loan Note B, the Equipment Loan Note C, any documents, instruments and agreements executed and delivered in connection with any Equipment Loan Supplement, and all documents, instruments and agreements related to any of the foregoing.

“Equipment Loan Supplements” means additional equipment loans made to one or more Borrowers by GE Capital (or any of its Affiliates) after November 26, 2014, in an aggregate principal amount not to exceed $22,400,000 (nothing contained herein to be construed as an obligation or commitment by any party to make any such additional equipment loans).

2.2     The following new definitions of “BofA Equipment Collateral,” “BofA Equipment Loan Agreement,” “BofA Equipment Loan,” “BofA Equipment Loan Documents,” “Equipment Loan Collateral Schedule C” and “Equipment Loan Note C” are hereby added to Section 11.1 of the Credit Agreement:

“BofA Equipment Collateral” means the “Equipment” under and as described in each Equipment Security Note delivered in accordance with the BofA Equipment Loan Agreement.

“BofA Equipment Loan Agreement” means the Master Loan and Security Agreement dated as of May 27, 2015, by and between Banc of America Leasing & Capital, LLC and Apio.

“BofA Equipment Loan” means the loans to Apio in an aggregate principal amount of not more than $15,000,000 and made in accordance with the terms of the BofA Equipment Loan Documents.

“BofA Equipment Loan Documents” means and includes (a) the BofA Equipment Loan Agreement, and (b) each Equipment Security Note made by Apio in accordance with terms of the BofA Equipment Loan Agreement.

“Equipment Loan Collateral Schedule C” means that certain Collateral Schedule No. 9769281-002, dated as of November 26, 2014, by and between GE Capital (or any of its Affiliates) and Apio.

“Equipment Loan Note C” means the promissory note in the original principal amount of $4,123,811.61, dated as of November 26, 2014, made payable by Apio to the order of GE Capital (or any of its affiliates).

2.3     Section 5.1(p) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

(p)     any Lien created under the Equipment Loan, the Real Estate Loan or the BofA Equipment Loan (it being understood by the parties that the Lien on the BofA Equipment Collateral shall be deemed to be a purchase money Lien for purposes of clause (iii) of the definition of “Excluded Property” set forth in the Guaranty and Security Agreement)

2.4     Section 5.5(h) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

(h)     Indebtedness incurred pursuant to the Equipment Loan, the Real Estate Loans and the BofA Equipment Loan

3.     Conditions to Effectiveness. The effectiveness of this Amendment is subject to receipt by Agent of copies of this Amendment duly executed by each Borrower and Lenders and acknowledged by Parent.

4.     Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

5.     Representations and Warranties. Each Borrower and each other Credit Party party hereto hereby represents and warrants to Agent and Lenders that (i) the execution, delivery, and performance by each Borrower of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other organizational action on behalf of each Borrower; and (ii) this Amendment has been duly and validly executed by each Borrower and constitutes the legal, valid, and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

6.     [Intentionally omitted]

7.     Miscellaneous.

7.1     Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission in either Tagged Image Format File (TIFF) or Portable Document Format (PDF) shall be effective as delivery of a manually executed counterpart thereof.

7.2     Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

7.3     Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

7.4     Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

7.5     Effect of Amendment. From and after the date hereof, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof” and words of similar import, as used in the Credit Agreement, shall refer to the Credit Agreement as amended hereby, and the term “Credit Agreement,” as used in any Loan Document, shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

7.6     No Waiver. Except as expressly provided in Section 2 above, the execution, delivery, and effectiveness of this Amendment shall not (a) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (b) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

7.7     Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

[signature pages follow]

IN WITNESS WHEREOF, this Fourth Amendment to Credit Agreement has been duly executed as of the date first written above.

“Borrowers”
APIO, INC.

By:
Gregory S. Skinner
Vice President

CAL EX TRADING COMPANY

By:
Gregory S. Skinner
Vice President

GREENLINE LOGISTICS, INC.

By:
Gregory S. Skinner
Secretary

“Agent”
GENERAL ELECTRIC CAPITAL CORPORATION

By:
Eric J. Watson
Duly Authorized Signatory

2

“Lender”
GE CAPITAL BANK, formerly known as
GE Capital Financial Inc.

By:
Woodrow Broaders, Jr.
Duly Authorized Signatory

3

ACKNOWLEDGMENT OF PARENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Fourth Amendment to Credit Agreement between Apio, Cal Ex Trading Company, Greenline Logistics, Inc., Agent and the Lenders signatory and consents to all of the provisions thereof.

“Parent”

LANDEC CORPORATION

By:
Gregory S. Skinner
Chief Financial Officer